SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   June 22, 2018

Northwest Bancshares, Inc.
(Exact name of registrant as specified in its charter)

Maryland	001-34582	27-0950358
(State or other jurisdiction	(Commission File No.)	(I.R.S. Employer
of incorporation)		Identification No.)

100 Liberty Street Warren, Pennsylvania	16365
(Address of principal executive office)	(Zip code)

Registrant’s telephone number, including area code:        (814) 726-2140

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Indicate by a check mark whether the registrant is an emerging growth company as defined in rule 405 of the Securities Act of 1933 ( § 230.405 of this chapter) or rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 20, 2018, Ronald J. Seiffert, 60, was appointed Chief Executive Officer of Northwest Bancshares, Inc. (the “Company”) and Northwest Bank, effective immediately. Beginning November 13, 2017, Mr. Seiffert had served as President and Chief Operating Officer of the Company and Northwest Bank, and also serves as a director of both entities. Mr. Seiffert has 36 years of experience in the banking industry. Prior to joining the Company and Northwest Bank, Mr. Seiffert held the position of Chairman, President and Chief Executive Officer at The Delaware County Bank and Trust, Lewis Centre, Ohio for six years. Prior to that, he served as Vice Chairman at Huntington National Bank, and Executive Vice President and National Head of Business Banking at Bank One/JPMorgan Chase.

In connection with the appointment, effective immediately, William J. Wagner, the current Chairman of the Board and Chief Executive Officer of the Company, will continue to serve as Executive Chairman until the fourth quarter of 2018, at which time he will retire from both the role of Executive Chairman and as a member of the Board of Directors.

A description of Mr. Seiffert’s employment agreement with the Company and Northwest Bank is included in the Company’s definitive proxy statement for its 2018 annual meeting of stockholders, as filed with the Securities and Exchange Commission on March 7, 2018. Mr. Seiffert also participates in Company-wide employee benefit plans and in executive incentive and benefit plans, as described in the definitive proxy statement.

There are no family relationships between Mr. Seiffert and any director or other executive officer of the Company nor are there any transactions between Mr. Seiffert or any member of his immediate family and the Company or any of its subsidiaries that would be reportable as a related party transaction under the rules of the Securities and Exchange Commissions.

Item 8.01    Other Events

On June 22, 2018, the Company issued a press release announcing the appointment of Mr. Seiffert. A copy of the press release is attached as Exhibit 99.1 to this Current Report.

Item 9.01                                           Financial Statements and Exhibits

(d)                                 Exhibits

Exhibit No.	Description

99.1	Press release dated June 22, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

NORTHWEST BANCSHARES, INC.

DATE:	June 22, 2018	By:	/s/ William W. Harvey, Jr.
William W. Harvey, Jr.
Chief Financial Officer